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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 29, 2004

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                     333-115122               30-0183252
 ----------------------------           -----------           ----------------
 (STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)

383 Madison Avenue                                     10179
------------------------------                        -----------
New York, New York                                   (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000


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Item 5.  OTHER EVENTS.

         On or about July 30, 2004, the Registrant will cause the issuance and sale of approximately $293,464,000 initial principal amount of Prime Mortgage Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2004, between the Registrant as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and U.S. Bank National Association, as trustee.

         In connection with the sale and the Series 2004-1, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-PO, Class II-A-1, Class II-A-2, Class II-A-3, Class II-PO, Class II-X-1, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (together the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report,

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                  ITEM 601(a) OF
                  REGULATION S-K
  EXHIBIT NO.      EXHIBIT NO.     DESCRIPTION
  -----------      -----------     -----------
       1                99         Computational Materials--Computational
                                   Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Prime Mortgage
                                   Trust 2004-1, Mortgage Pass-Through
                                   Certificates, Series 2004-1 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  STRUCTURED ASSET MORTGAGE
                                  INVESTMENTS II INC.


                                  By:  /s/ Baron Silverstein
                                     ---------------------------------
                                  Name:    Baron Silverstein
                                  Title:   Vice President

Dated: July 30, 2004


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

                                  EXHIBIT INDEX


                                          ITEM 601(a) OF                 SEQUENTIALLY
                                          REGULATION S-K                   NUMBERED
         EXHIBIT NUMBER                    EXHIBIT NO.                    DESCRIPTION                  PAGE
         --------------                    -----------                    -----------                  ----
                1                               99               Computational Materials        Filed Manually

